EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
2011 Finance Holdco LLC	Delaware
AC Solar Holdings LLC	Delaware
Adams Community Solar Garden I LLC	Colorado
Adams Community Solar Garden II LLC	Colorado
Adams Community Solar Garden III LLC	Colorado
Adams Community Solar Gardens LLC	Colorado
Agua Caliente Borrower 1 LLC	Delaware
Agua Caliente Borrower 2 LLC	Delaware
Agua Caliente Solar Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
Alta Interconnection Management II, LLC	Delaware
Alta Interconnection Management III, LLC	Delaware
Alta Interconnection Management, LLC	Delaware
Alta Landco LLC	Delaware
Alta Realty Holdings, LLC	Delaware
Alta Realty Investments, LLC	Delaware
Alta Vista LLC	Delaware
Alta Wind 1-5 Holding Company, LLC	Delaware
Alta Wind Asset Management Holdings, LLC	Delaware
Alta Wind Asset Management, LLC	Delaware
Alta Wind Company, LLC	Delaware
Alta Wind Holdings, LLC	Delaware
Alta Wind I Holding Company, LLC	Delaware
Alta Wind I, LLC	Delaware
Alta Wind II Holding Company, LLC	Delaware
Alta Wind II, LLC	Delaware
Alta Wind III Holding Company, LLC	Delaware
Alta Wind III, LLC	Delaware
Alta Wind IV Holding Company, LLC	Delaware
Alta Wind IV, LLC	Delaware
Alta Wind V Holding Company, LLC	Delaware
Alta Wind V, LLC	Delaware
Alta Wind X Holding Company, LLC	Delaware
Alta Wind X, LLC	Delaware
Alta Wind XI Holding Company, LLC	Delaware
Alta Wind XI, LLC	Delaware
Alta Wind X-XI TE Holdco LLC	Delaware
Apple I LLC	Delaware
Arapahoe Community Solar Garden I LLC	Colorado
Arica Solar Pledgor LLC	Delaware
Arica Solar, LLC	Delaware
Avenal Park LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Avenal Solar Holdings LLC	Delaware
Bashaw Solar 1, LLC	Delaware
Big Lake Holdco LLC	Delaware
Black Cat Road Solar, LLC	Delaware
Black Rock Class B Holdco LLC	Delaware
Black Rock TE Holdco LLC	Delaware
Black Rock Wind Force, LLC	Delaware
Black Rock Wind Holding LLC	Delaware
Black Start Battery Holdings LLC	Delaware
Black Start Battery LLC	Delaware
Bluestone Solar, LLC	Delaware
BMP Wind LLC	Delaware
Broken Bow Wind, LLC	Delaware
Brook Street Solar 1, LLC	Delaware
Buckthorn Holdings, LLC	Delaware
Buckthorn Renewables, LLC	Delaware
Buckthorn Solar Portfolio, LLC	Delaware
Buckthorn Westex, LLC	Delaware
Buffalo Bear, LLC	Oklahoma
Bullock Road Solar 1, LLC	Delaware
BWC Swan Pond River, LLC	Delaware
Capistrano Portfolio Holdco LLC	Delaware
Capistrano Portfolio Holdings LLC	Delaware
Cardinal Holdings LLC	Delaware
Cardinal Investment Holdco LLC	Delaware
Cardinal JV Purchaser LLC	Delaware
Cardinal Purchaser LLC	Delaware
Carlsbad Energy Center LLC	Delaware
Carlsbad Energy Holdings LLC	Delaware
Carlsbad Holdco II, LLC	Delaware
Carlsbad Holdco, LLC	Delaware
Catalina Solar Investment Holdco LLC	Delaware
Catalina Solar Investment LLC	Delaware
Catalina Solar Lessee Holdco, LLC	Delaware
Catalina Solar Lessee, LLC	Delaware
CBAD Holdings II, LLC	Delaware
CBAD Holdings, LLC	Delaware
Cedar Creek Class B Holdco LLC	Delaware
Cedar Creek Holdco LLC	Delaware
Cedar Creek TE Holdco LLC	Delaware
Cedar Creek Wind Holdco LLC	Delaware
Cedar Creek Wind Holdings LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Cedar Creek Wind, LLC	Delaware
Cedro Hill BL Borrower Holdco LLC	Delaware
Cedro Hill Class B Member LLC	Delaware
Cedro Hill TE Holdco LLC	Delaware
Cedro Hill Wind LLC	Delaware
Center St Solar 1, LLC	Delaware
Chestnut Class B LLC	Delaware
Chestnut Fund Sub LLC	Delaware
Chisago Holdco LLC	Delaware
Clara City Solar LLC	Delaware
Clearway & EFS Distributed Solar LLC	Delaware
Clearway AC Solar Holdings LLC	Delaware
Clearway Chestnut Fund LLC	Delaware
Clearway DG Lakeland LLC	Delaware
Clearway Energy Finance Inc.	Delaware
Clearway Energy LLC	Delaware
Clearway Energy Operating LLC	Delaware
Clearway OpCo Power Marketing Holdings LLC	Delaware
Clearway OpCo Power Marketing LLC	Delaware
Clearway Solar Star LLC	Delaware
Clearway Walnut Creek II LLC	Delaware
Clearway West Holdings LLC	Delaware
CMR Solar, LLC	Delaware
Colorado Shared Solar I LLC	Delaware
Colorado Springs Solar Garden LLC	Colorado
Continental Energy, LLC	Arizona
Crofton Bluffs Wind, LLC	Delaware
CVSR Holdco LLC	Delaware
CVSR Holdings LLC	Delaware
CWEN Pinnacle Repowering Holdco LLC	Delaware
CWEN Pinnacle Repowering Holdings LLC	Delaware
CWSP Rattlesnake Holding LLC	Delaware
D1-LV TargetCo LLC	Delaware
Daggett 1 Class B Member LLC	Delaware
Daggett 1 Pledgor LLC	Delaware
Daggett 1 TE Holdco LLC	Delaware
Daggett 2 Class B LLC	Delaware
Daggett 2 Project Sub II LLC	Delaware
Daggett 2 Project Sub LLC	Delaware
Daggett 2 TargetCo LLC	Delaware
Daggett 2 TE Holdco LLC	Delaware
Daggett 3 Project Sub II LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Daggett 3 Project Sub LLC	Delaware
Daggett Class B LLC	Delaware
Daggett Renewable Holdco LLC	Delaware
Daggett Solar Holdco LLC	Delaware
Daggett Solar Investment LLC	Delaware
Daggett Solar Power 1 LLC	Delaware
Daggett Solar Power 2 LLC	Delaware
Daggett Solar Power 3 LLC	Delaware
Daggett TargetCo LLC	Delaware
Daggett TE Holdco LLC	Delaware
Dan's Mountain Class B Holdco LLC	Delaware
Dan's Mountain Parent Holdco LLC	Delaware
Dan's Mountain Parent Holdings LLC	Delaware
Dan's Mountain TargetCo LLC	Delaware
Dan's Mountain Tax Credit Holdco LLC	Delaware
Dan's Mountain Wind Force Pledgor LLC	Delaware
Dan's Mountain Wind Force, LLC	Delaware
Denver Community Solar Garden I LLC	Colorado
Denver Community Solar Garden II LLC	Colorado
Desert Sunlight 250, LLC	Delaware
Desert Sunlight 300, LLC	Delaware
Desert Sunlight Holdings LLC	Delaware
Desert Sunlight Investment Holdings, LLC	Delaware
DG Berkeley Rec LLC	Delaware
DG Berkeley Village LLC	Delaware
DG Central East LLC	Delaware
DG Central West LLC	Delaware
DG Contra Costa Operations LLC	Delaware
DG Contra Costa Waste LLC	Delaware
DG Crystal Spring LLC	Delaware
DG Dighton LLC	Delaware
DG Foxborough Elm LLC	Delaware
DG Foxborough Landfill LLC	Delaware
DG Grantland LLC	Delaware
DG Haverhill LLC	Delaware
DG Imperial Admin LLC	Delaware
DG Imperial Building LLC	Delaware
DG Lathrop Louise LLC	Delaware
DG Lincoln Middle LLC	Delaware
DG Marathon LLC	Delaware
DG Rosedale Elementary LLC	Delaware
DG Rosedale Middle LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
DG San Joaquin LLC	Delaware
DG SREC HoldCo LLC	Delaware
DG SREC Holdings 1 LLC	Delaware
DG Tufts Knoll LLC	Delaware
DG Tufts Science LLC	Delaware
DG Washington Middle LLC	Delaware
DG Webster LLC	Delaware
DG-CS Holdco LLC	Delaware
DG-CS Holdings LLC	Delaware
DG-CS Master Borrower LLC	Delaware
DGPV 1 LLC	Delaware
DGPV 2 LLC	Delaware
DGPV 3 LLC	Delaware
DGPV 4 LLC	Delaware
DGPV Fund 1 LLC	Delaware
DGPV Fund 2 HoldCo A LLC	Delaware
DGPV Fund 2 HoldCo B LLC	Delaware
DGPV Fund 2 LLC	Delaware
DGPV Fund 4 LLC	Delaware
DGPV Fund 4 Sub LLC	Delaware
DGPV Holding LLC	Delaware
Dodge Holdco LLC	Delaware
Eastman Street Solar 1, LLC	Delaware
El Mirage Energy, LLC	Arizona
El Segundo Energy Center LLC	Delaware
Elbow Creek Repowering Tax Equity Holdco LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Elkhorn Holdings LLC	Delaware
Elkhorn Ridge Wind, LLC	Delaware
Enterprise Solar, LLC	Delaware
Enterprise Storage LLC	Delaware
Escalante BESS I LLC	Delaware
Escalante Solar I, LLC	Delaware
Escalante Solar II, LLC	Delaware
Escalante Solar III, LLC	Delaware
ETCAP NES CS MN 02 LLC	Delaware
ETCAP NES CS MN 06 LLC	Delaware
Farmington Holdco LLC	Delaware
Federal Road Solar 1, LLC	Delaware
Forest Lake Holdco LLC	Delaware
Forward WindPower LLC	Delaware
Four Brothers Holdings, LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Four Brothers Solar, LLC	Delaware
Frontenac Holdco LLC	Delaware
FUSD Energy, LLC	Arizona
GCE Holding LLC	Connecticut
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
Goat Mountain Class B Holdco LLC	Delaware
Goat Mountain TE Holdco LLC	Delaware
Goat Wind LLC	Texas
Golden Fields Solar III, LLC	Delaware
Golden Fields Solar IV Bess LLC	Delaware
Golden Fields Solar IV, LLC	Delaware
Golden Puma Fund LLC	Delaware
Grabinski Solar, LLC	Delaware
Granite Mountain BESS East LLC	Delaware
Granite Mountain Holdings, LLC	Delaware
Granite Mountain Renewables, LLC	Delaware
Granite Mountain Solar East, LLC	Delaware
Granite Mountain Solar West, LLC	Delaware
High Plains Ranch II, LLC	Delaware
HLE Solar Holdings, LLC	Delaware
Honeycomb 1 Holdco LLC	Delaware
Honeycomb 1 Holdings LLC	Delaware
Honeycomb Class B HoldCo LLC	Delaware
Honeycomb Project HoldCo LLC	Delaware
Honeycomb TargetCo LLC	Delaware
Honeycomb TE HoldCo LLC	Delaware
HSD Solar Holdings, LLC	California
Hwy 14 Holdco LLC	Delaware
Iron Springs BESS LLC	Delaware
Iron Springs Holdings, LLC	Delaware
Iron Springs Renewables, LLC	Delaware
Iron Springs Solar, LLC	Delaware
Langford Class B Holdco LLC	Delaware
Langford Holding LLC	Delaware
Langford Tax Equity Partnership LLC	Delaware
Langford Wind Power, LLC	Texas
Lanikuhana Solar, LLC	Hawaii
Laredo Ridge Wind, LLC	Delaware
Lenape II Solar LLC	Delaware
Lighthouse Renewable Class A LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Lighthouse Renewable Holdco 2 LLC	Delaware
Lighthouse Renewable Holdco LLC	Delaware
Lighthouse Renewable Holding Sub LLC	Delaware
Lighthouse Renewable Holdings LLC	Delaware
Lindberg Field Solar 1, LLC	Delaware
Lindberg Field Solar 2, LLC	Delaware
Longhorn Energy, LLC	Arizona
Lookout WindPower LLC	Delaware
Luna Valley Class B Member LLC	Delaware
Luna Valley Pledgor LLC	Delaware
Luna Valley Solar I, LLC	Delaware
Luna Valley TE Holdco LLC	Delaware
LV-Daggett Parent Holdco LLC	Delaware
LV-Daggett Parent Holdings LLC	Delaware
Mapleton Solar LLC	Delaware
Marsh Landing Holdco LLC	Delaware
Marsh Landing Holdings LLC	Delaware
Marsh Landing LLC	Delaware
MC1 Solar Farm, LLC	North Carolina
Mesquite Sky Class B Holdco LLC	Delaware
Mesquite Sky Holding LLC	Delaware
Mesquite Sky TE Holdco LLC	Delaware
Mesquite Star Class B Holdco LLC	Delaware
Mesquite Star Special, LLC	Delaware
Mesquite Star Tax Equity Holdco LLC	Delaware
Mililani BL Borrower Holdco LLC	Delaware
Mililani Class B Member Holdco LLC	Delaware
Mililani I Solar, LLC	Delaware
Mililani TE Holdco LLC	Delaware
Minisink Solar 1, LLC	Delaware
Minisink Solar 2, LLC	Delaware
Mission Iowa Wind, LLC	California
Mission Wind Broken Bow, LLC	Delaware
Mission Wind Cedro, LLC	Delaware
Mission Wind Crofton Bluffs, LLC	Delaware
Mission Wind Laredo, LLC	Delaware
Mission Wind New Mexico, LLC	Delaware
Mission Wind Oklahoma, LLC	Delaware
Mission Wind PA One, LLC	Delaware
Mission Wind PA Three, LLC	Delaware
Mission Wind PA Two, LLC	Delaware
Mission Wind Pennsylvania, LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Mission Wind Utah, LLC	Delaware
Mission Wind Wyoming, LLC	Delaware
Monster Energy, LLC	Arizona
Montevideo Solar LLC	Delaware
Mount Hope Solar 1, LLC	Delaware
Mountain Wind Power II LLC	Delaware
Mountain Wind Power, LLC	Delaware
Natural Gas CA Holdco LLC	Delaware
Natural Gas CA Holdings LLC	Delaware
Natural Gas Repowering LLC	Delaware
New Munich Solar LLC	Delaware
NIMH Solar HoldCo LLC	Delaware
NIMH Solar Holdings LLC	Delaware
NIMH Solar LLC	Delaware
Northfield Holdco LLC	Delaware
NS Smith, LLC	Delaware
Oahu Renewables, LLC	Delaware
Oahu Solar Holdings LLC	Delaware
Oahu Solar LLC	Delaware
OC Solar 2010, LLC	California
Ocotillo Windpower Holdco 2 LLC	Delaware
Ocotillo Windpower Holdco LLC	Delaware
Ocotillo Windpower Holdings LLC	Delaware
Ocotillo Windpower, LP	Delaware
Old Westminster Solar 1, LLC	Delaware
Old Westminster Solar 2, LLC	Delaware
Olinda Trail Solar LLC	Delaware
Osakis Solar LLC	Delaware
Palisade Plains Development Partnership Holdco LLC	Delaware
Palisade Plains Development Partnership Holdings LLC	Delaware
Palisade Plains Development Partnership LLC	Delaware
Partridgeville Road Solar 1, LLC	Delaware
PC Dinuba LLC	Delaware
PESD Energy, LLC	Arizona
Pikes Peak Solar Garden I LLC	Colorado
Pine Forest CE Class A Owner LLC	Delaware
Pine Forest CE TargetCo LLC	Delaware
Pine Forest Holdco LLC	Delaware
Pine Forest Hybrid I, LLC	Delaware
Pine Forest Solar I, LLC	Delaware
Pine Forest TE Class A Owner LLC	Delaware
Pine Forest TE Class B Owner LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Pine Forest TE HoldCo LLC	Delaware
Pine Forest Term Borrower LLC	Delaware
Pine Island Holdco LLC	Delaware
Pinnacle Repowering Partnership Holdco LLC	Delaware
Pinnacle Repowering Partnership LLC	Delaware
Pinnacle Repowering Tax Equity Holdco LLC	Delaware
Pinnacle Wind, LLC	Delaware
PM Solar Holdings, LLC	California
Pond Road Solar, LLC	Delaware
Portfolio Solar I, LLC	Delaware
Puma Class B LLC	Delaware
Rattlesnake Class B LLC	Delaware
Rattlesnake Flat, LLC	Delaware
Rattlesnake TE Holdco LLC	Delaware
Redbrook Solar 1, LLC	Delaware
Renew Canal 1 LLC	Delaware
Renew Solar CS4 Class B LLC	Delaware
Renew Solar CS4 Fund LLC	Delaware
Renew Spark 2 LLC	Delaware
Repowering Partnership Holdco LLC	Delaware
Repowering Partnership II LLC	Delaware
Rollingstone Holdco LLC	Delaware
Rosamond Solar Holdco LLC	Delaware
Rosamond Solar Investment LLC	Delaware
Rosamond South Holdco LLC	Delaware
Rosamond South Investment LLC	Delaware
Rosie Class B LLC	Delaware
Rosie Project HoldCo LLC	Delaware
Rosie South Class B LLC	Delaware
Rosie South TargetCo LLC	Delaware
Rosie South TE Holdco LLC	Delaware
Rosie TargetCo LLC	Delaware
Rosie TE HoldCo LLC	Delaware
Rounseville Solar 1, LLC	Delaware
RPV Holding LLC	Delaware
RS2-Spindle Holdco LLC	Delaware
RS2-Spindle Holdings LLC	Delaware
RS2-Spindle Purchaser LLC	Delaware
San Juan Mesa Investments, LLC	Delaware
San Juan Mesa Wind Project, LLC	Delaware
Sand Drag LLC	Delaware
Sartell Solar LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
SCDA Solar 1, LLC	Delaware
SCWFD Energy, LLC	Arizona
SJA Solar LLC	Delaware
Sleeping Bear, LLC	Delaware
Solar Alpine LLC	Delaware
Solar Apple LLC	Delaware
Solar AV Holdco LLC	Delaware
Solar Avra Valley LLC	Delaware
Solar Blythe II LLC	Delaware
Solar Blythe LLC	Delaware
Solar Borrego Holdco LLC	Delaware
Solar Borrego I LLC	Delaware
Solar Community 1 LLC	Delaware
Solar Community Holdco LLC	Delaware
Solar CVSR Holdings LLC	Delaware
Solar Flagstaff One LLC	Delaware
Solar Iguana LLC	Delaware
Solar Kansas South Holdings LLC	Delaware
Solar Kansas South LLC	Delaware
Solar Las Vegas MB 1 LLC	Delaware
Solar Las Vegas MB 2 LLC	Delaware
Solar Mayfair LLC	Delaware
Solar Mule LLC	Delaware
Solar Oasis LLC	Delaware
Solar Roadrunner Holdings LLC	Delaware
Solar Roadrunner LLC	Delaware
Solar Tabernacle LLC	Delaware
Solar Warren LLC	Delaware
Solar Wauwinet LLC	Delaware
Solar West Shaft LLC	Delaware
South Trent Holdings LLC	Delaware
South Trent Wind LLC	Delaware
Spanish Fork Wind Park 2, LLC	Utah
SPP Asset Holdings, LLC	Delaware
SPP Fund II Holdings, LLC	Delaware
SPP Fund II, LLC	Delaware
SPP Fund II-B, LLC	Delaware
SPP Fund III, LLC	Delaware
SPP Lease Holdings, LLC	Delaware
SPP P-IV Master Lessee, LLC	Delaware
Spring Canyon Energy II LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
Spring Canyon Energy III LLC	Delaware
Spring Canyon Expansion Class B Holdings LLC	Delaware
Spring Canyon Expansion Holdings LLC	Delaware
Spring Canyon Expansion LLC	Delaware
Spring Canyon Interconnection LLC	Delaware
Spring Canyon TE Holdco LLC	Delaware
Spring Canyon TE Holdings LLC	Delaware
Spring Street Solar 1, LLC	Delaware
Stafford St Solar 1, LLC	Delaware
Stafford St Solar 2, LLC	Delaware
Stafford St Solar 3, LLC	Delaware
Stearns Solar I LLC	Delaware
Steel Bridge Solar, LLC	Delaware
Sun City Project LLC	Delaware
TA - High Desert, LLC	California
Taloga Wind, L.L.C.	Oklahoma
Tapestry Wind, LLC	Delaware
Texas Solar Nova 1, LLC	Delaware
Texas Solar Nova 2, LLC	Delaware
Topeka Solar 1, LLC	Delaware
TOS Solar 1, LLC	Delaware
TOS Solar 2, LLC	Delaware
TOS Solar 4, LLC	Delaware
TOS Solar 5, LLC	Delaware
TSN1 BL Borrower Holdco LLC	Delaware
TSN1 Class B Member LLC	Delaware
TSN1 TE Holdco LLC	Delaware
Tully Farms Solar 1, LLC	Delaware
Underhill Solar, LLC	Delaware
Utah Solar Holdings II LLC	Delaware
Utah Solar Holdings LLC	Delaware
Utah Solar Master HoldCo LLC	Delaware
Utah Solar Master Holdings LLC	Delaware
Vail Energy, LLC	Arizona
Victory Pass I, LLC	Delaware
Victory Pass Pledgor LLC	Delaware
Viento Funding II, LLC	Delaware
Viento Funding, LLC	Delaware
VP-Arica Class B LLC	Delaware
VP-Arica Parent Holdco LLC	Delaware

EXHIBIT 21.1
SUBSIDIARIES OF CLEARWAY ENERGY, INC.

Entity Name	Jurisdiction
VP-Arica Parent Holdings LLC	Delaware
VP-Arica TargetCo LLC	Delaware
VP-Arica TE Holdco LLC	Delaware
Wabasha Holdco LLC	Delaware
Wabasha Solar II LLC	Delaware
Wabasha Solar III LLC	Delaware
Wabasha Solar LLC	Delaware
Waiawa Solar Power LLC	Delaware
Waipio PV, LLC	Delaware
Walnut Creek Energy, LLC	Delaware
Walnut Creek LLC	Delaware
Washington Wind Holdings LLC	Delaware
Washington Wind LLC	Delaware
Waterford Holdco LLC	Delaware
WCEP Holdings, LLC	Delaware
Webster Holdco LLC	Delaware
WECAT LLC	Delaware
Wildcat Energy, LLC	Arizona
Wildorado Interconnect, LLC	Texas
Wildorado Repowering Tax Equity Holdco LLC	Delaware
Wildorado Wind, LLC	Texas
Wilmarth Lane Solar 1, LLC	Delaware
Wind TE Holdco LLC	Delaware
Winona Solar I LLC	Delaware
Winona Solar II LLC	Delaware
WSD Solar Holdings, LLC	Delaware
WV Wind Holdco LLC	Delaware
WV Wind Holdings LLC	Delaware
Zephyr Oahu Partnership LLC	Delaware